UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2019 (November 15, 2019)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2019, Donald M. Jenkins, Executive Vice President and Chief Commercial Officer of EQT Corporation (the Company), notified the Company of his intent to resign from his position with the Company, effective on December 15, 2019.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2019, the Company previously entered into a second amendment to the Second Amended and Restated Confidentiality, Non-Solicitation and Non-Competition Agreement (the Restrictive Covenant Agreement), by and between the Company and Mr. Jenkins, which amendment acknowledged that Mr. Jenkins had experienced a “Good Reason” triggering event (as defined under the Restrictive Covenant Agreement) and provided an extended time-period during which Mr. Jenkins may exercise his right under the Restrictive Covenant Agreement to resign for Good Reason.

Subject to Mr. Jenkins’ satisfaction of the terms and conditions contained within the Restrictive Covenant Agreement (which agreement was previously disclosed, including in Exhibit 10.16(a) to the Company’s Annual Report on Form 10-K filed on February 14, 2019), including his continued compliance with restrictive covenants in favor of the Company and his execution of a release of claims in a form acceptable to the Company, Mr. Jenkins will receive the severance payments, equity acceleration and benefits provided for in the Restrictive Covenant Agreement in the event of a termination for “Good Reason”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: November 19, 2019	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President and General Counsel